UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 10, 2010

Ladenburg Thalmann Financial Services Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-15799	650701248
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4400 Biscayne Blvd., 12th Floor, Miami, Florida		33137
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(212) 409-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On August 13, 2010, Investacorp Group, Inc. ("IGI"), a subsidiary of Ladenburg Thalmann Financial Services Inc. (the "Company"), entered into a five-year office lease ("Lease") with Frost Real Estate Holdings, LLC ("FREH"), an entity affiliated with Phillip Frost, M.D., the Company’s chairman of the board and principal shareholder. The Lease is for 11,475 square feet of space in an office building in Miami, Florida, where the Company’s principal executive offices and a branch office of Ladenburg Thalmann & Co. Inc. are located. The Lease provides for payments of $28,444 per month in the first year increasing to $33,920 per month in the fifth year, plus applicable sales tax. The rent is inclusive of operating expenses, property taxes and parking. The rent for the first four years has been reduced to reflect a $285,000 credit for the costs for continued lease payments under IGI's current lease and $60,000 for the costs of tenant improvements. In connection with the execution of the Lease, the Company received the advice of a commercial real estate firm that the lease terms were as fair as could have been obtained from an unaffiliated third party. The Lease term commences on October 1, 2010. The foregoing is a summary of the Lease. A copy of the Lease is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

As described in Item 1.01 of this current report, the Company's subsidiary, IGI, entered into the Lease with FREH. On August 10, 2010, the Company’s Audit Committee (the committee responsible for reviewing and approving all related party transactions) approved the Lease with FREH and granted an exception under the Company’s Code of Business Conduct and Ethics in order to permit IGI to enter into such arrangements.

Item 9.01 Financial Statements and Exhibits.

10.1 Lease, dated as of August 13, 2010, between Investacorp Group, Inc. and Frost Real Estate Holdings, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ladenburg Thalmann Financial Services Inc.

August 13, 2010	By:	/s/ Brett H. Kaufman

Name: Brett H. Kaufman
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Lease, dated as of August 13, 2010, between Investacorp Group, Inc. and Frost Real Estate Holdings, LLC